U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 1999

ECONNECT
(Previously known as Betting, Inc.)
(Exact name of registrant as specified in its charter)


Nevada
(State or jurisdiction of incorporation
or organization)


33-68570
(Commission File Number

43-1239043
(I.R.S. Employer Identification Number


2500 Via Cabrillo Marina, Suite 112, San Pedro, California   90731
(Address of principal executive offices)			  (Zip Code)

Registrant's telephone number: (310) 541-4393


(Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS.

	Effective on June 21, 1999, the new address for the registrant is: 2500 Via Cabrillo Marina, Suite 112, San Pedro,
California 90731.  The telephone number remains the same.

	Effective on the open of trading on June 24, 1999, the new trading symbol for the registrant on the Over the Counter Bulletin Board is: ECNC.


SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


eCONNECT




Dated: June 23, 1999			By: /s/ Thomas S. Hughes
		Thomas S. Hughes, President
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